Exhibit 10.2

AMENDMENT NO. 2

TO MASTER LOAN AND SECURITY AGREEMENT

Amendment No. 2, dated as of July 31, 2007 (this “Amendment”), by and among JPMORGAN CHASE BANK, N.A. (the “Administrative Agent”), HOMEBANC MORTGAGE CORPORATION (a “Borrower”) and HOMEBANC CORP. (a “Borrower”) and the Lenders party to the Loan Agreement from time to time.

RECITALS

The Administrative Agent, Lenders and the Borrowers are parties to that certain Master Loan and Security Agreement, dated as of November 17, 2006 as amended by Amendment No. 1, dated as of April 9, 2007 (the “Existing Loan Agreement”; as amended by this Amendment, the “Loan Agreement”).

The Administrative Agent, the Lenders and the Borrowers have agreed, subject to the terms and conditions of this Amendment, that the Existing Loan Agreement be amended to reflect certain agreed upon revisions to the terms of the Existing Loan Agreement.

Accordingly, the Administrative Agent, the Lenders and the Borrowers hereby agree, in consideration of the mutual premises and mutual obligations set forth herein, that the Existing Loan Agreement is hereby amended as follows:

SECTION 1. Future Loans on Uncommitted Basis. Notwithstanding anything to the contrary set forth in the Loan Agreement, all Loans made on and after July 31, 2007 shall be on an uncommitted basis and in the sole discretion of the Administrative Agent and the Lenders.

SECTION 2. Conditions Precedent. This Amendment shall become effective as of the date hereof (collectively, the “Amendment Effective Date”) subject to the satisfaction of the following conditions precedent:

2.1 Delivered Documents. On the Amendment Effective Date, the Administrative Agent shall have received the following documents, each of which shall be satisfactory to the Administrative Agent in form and substance:

(a) this Amendment, executed and delivered by duly authorized officers of the Administrative Agent, the Majority Lenders and the Borrowers; and

(b) such other documents as the Administrative Agent or counsel to the Administrative Agent may reasonably request.

SECTION 3. Representations and Warranties. Each Borrower hereby represents and warrants to the Administrative Agent for the benefit of the Lenders that it is in compliance with all the terms and provisions set forth in the Loan Agreement on their part to be observed or performed, and that (other than as expressly waived hereunder) no Event of Default has occurred or is continuing, and hereby confirms and reaffirms the representations and warranties contained in Section 7 of the Loan Agreement.

SECTION 4. Limited Effect. Except as expressly amended and modified by this Amendment, the Existing Loan Agreement shall continue to be, and shall remain, in full force and effect in accordance with its terms.

SECTION 5. Fees. Each Borrower agrees to pay as and when billed by the Administrative Agent all of the reasonable fees, disbursements and expenses of counsel to the Administrative Agent and Lenders in connection with the development, preparation and execution of, this Amendment or any other documents prepared in connection herewith and receipt of payment thereof shall be a condition precedent to the Administrative Agent, for the benefit of the Lenders, entering into any Loan pursuant hereto.

SECTION 6. Confidentiality. The parties hereto acknowledge that this Amendment, the Existing Loan Agreement, and all drafts thereof, documents relating thereto and transactions contemplated thereby are confidential in nature and each Borrower agrees that, unless otherwise directed by a court of competent jurisdiction, they shall limit the distribution of such documents and the discussion of such transactions to such of its officers, employees, attorneys, accountants and agents as is required in order to fulfill its obligations under such documents and with respect to such transactions.

SECTION 7. GOVERNING LAW. THIS AMENDMENT SHALL BE CONSTRUED IN ACCORDANCE WITH THE LAWS OF THE STATE OF NEW YORK, AND THE OBLIGATIONS, RIGHTS AND REMEDIES OF THE PARTIES HEREUNDER SHALL BE DETERMINED IN ACCORDANCE WITH SUCH LAWS.

SECTION 8. Counterparts. This Amendment may be executed in one or more counterparts and by different parties hereto on separate counterparts, each of which, when so executed, shall constitute one and the same agreement.

SECTION 9. Conflicts. The parties hereto agree that in the event there is any conflict between the terms of this Amendment, and the terms of the Existing Loan Agreement, the provisions of this Amendment shall control.

[SIGNATURE PAGE FOLLOWS]

IN WITNESS WHEREOF, the parties have caused their names to be signed hereto by their respective officers thereunto duly authorized as of the day and year first above written.

JPMORGAN CHASE BANK, N.A.,
as Administrative Agent and a Lender

By:	/s/ Robert A. Salcette
Name:	Robert A. Salcette
Title:	Managing Director

HOMEBANC MORTGAGE CORPORATION
as a Borrower

By:	/s/ James L. Krakau
Name:	James L. Krakau
Title:	Senior Vice President

HOMEBANC CORP.
as a Borrower

By:	/s/ James L. Krakau
Name:	James L. Krakau
Title:	Senior Vice President

BNP PARIBAS, as a Lender

By:	/s/ Indra D. Kish
Name:	Indra D. Kish
Title:	Director

By:	/s/ Laurent Vanderzyppe
Name:	Laurent Vanderzyppe
Title:	Managing Director

COMMERZBANK AKTIENGESELLSCHAFT NEW YORK BRANCH and GRAND CAYMAN BRANCH, as a Lender

By:
Name:
Title:

By:
Name:
Title:

US BANK NATIONAL ASSOCIATION, as a Lender

By:	/s/ William J. Umscheid
Name:	William J. Umscheid
Title:	Vice President

KEYBANK NATIONAL ASSOCIATION, as a Lender

By:	/s/ Paul Henson
Name:	Paul Henson
Title:	Executive Vice President

DB STRUCTURED PRODUCTS, INC., as a Lender

By:
Name:
Title:

By:
Name:
Title:

FORTIS CAPITAL CORP., as a Lender

By:	/s/ John Benton
Name:	John Benton
Title:	Chief Risk Officer

By:	/s/ Barry Chung
Name:	Barry Chung
Title:	Senior Vice President

BANK HAPOALIM BM, as a Lender

By:
Name:
Title: